UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2020
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Owens & Minor, Inc.
(Exact name of Registrant as specified in its charter)
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Virginia			54-1701843
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

9120 Lockwood Boulevard	Mechanicsville	Virginia	23116
(Address of principal executive offices)			(Zip Code)

Post Office Box 27626, Richmond, Virginia			23261-7626
(Mailing address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code (804) 723-7000

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $2 par value per share	OMI	New York Stock Exchange
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 3, 2020, the Board of Directors (the “Board”) of Owens & Minor, Inc. (the “Company”) approved amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”) to expressly permit the Company to hold shareholder meetings solely by means of remote communication, as from time to time may be fixed by the Board. The foregoing description is qualified in its entirety by reference to the full text of the Bylaws which is attached hereto as Exhibit 3.1 and is incorporated herein by reference to this Item 5.03.

Item 8.01	Other Events.
On April 6, 2020, the Company issued a press release announcing that its 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) will be held virtually, via the Internet, with no physical, in person meeting due to the coronavirus (COVID-19) pandemic. Additional information regarding the 2020 Annual Meeting is included in the press release.
The press release also announced that the Company’s Investor Day meeting, originally planned for May 20, 2020 in New York, has been postponed to a future date as a result of COVID-19.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference to this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

3.1	Amended and Restated Bylaws of the Company, effective April 3, 2020
99.1	Press release issued by the Company on April 6, 2020

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OWENS & MINOR, INC.

Date: April 6, 2020	By:	/s/ Nicholas J. Pace
		Name:	Nicholas J. Pace
		Title:	Executive Vice President, General Counsel and Corporate Secretary